Morgan Stanley Institutional Fund Trust - Core Fixed Income Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: Nordstrom Inc. 4.000% due 10/15/2021
Purchase/Trade Date: 10/5/2011
Offering Price of Shares: $99.828
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $85,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.13
Brokers: BofA Merrill Lynch, Wells Fargo Securities, US Bancorp, Goldman, Sachs & Co., Morgan Stanley, RBS, Fifth Third Securities, Inc., KeyBanc Capital Markets, Mitsubishi UFJ Securities, The Williams Capital Group, L.P. Purchased from: Wells Fargo Securities

Securities Purchased: The Mosaic Co. 3.750% due 11/15/2021
Purchase/Trade Date: 10/17/2011
Offering Price of Shares: $99.088
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.05
Brokers: Barclays Capital, BofA Merrill Lynch, Morgan Stanley, Wells Fargo, US Bancorp, BNP Paribas, Goldman, Sachs & Co., Scotia Capital
Purchased from: Merrill Lynch

Securities Purchased: Sonoco Products Co. 5.750% due 11/1/2040
Purchase/Trade Date: 10/20/2011
Offering Price of Shares: $101.649
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities, Deutsche Bank Securities, Mitsubishi UFJ Securities, TD Securities, US Bancorp Purchased from: Merrill Lynch

Securities Purchased: Verizon Communications Inc. 4.750% due 11/1/2041 Purchase/Trade Date: 10/27/2011
Offering Price of Shares: $99.068
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.16
Brokers: Credit Suisse, Morgan Stanley, UBS Investment Bank, Deutsche Bank Securities, RBC Capital Markets, Barclays Capital, BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., JP Morgan, Mitsubishi UFJ Securities, RBS, Wells Fargo Securities, Mizuho Securities, Santander
Purchased from: UBS AG

Securities Purchased: Boston Properties LP 3.700% due 11/15/2018
Purchase/Trade Date: 11/3/2011
Offering Price of Shares: $99.767
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.20
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, J.P. Morgan, Morgan Stanley, US Bancorp, Wells Fargo Securities, BB&T Capital Markets, BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities, PNC Capital Markets LLC, RBS, Santander, SunTrust Robinson Humphrey
Purchased from: JP Morgan

Securities Purchased: Cigna Corp. 2.750% due 11/15/2016
Purchase/Trade Date: 11/3/2011
Offering Price of Shares: $99.921
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $160,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.25
Brokers: Morgan Stanley, BofA Merrill Lynch, UBS Investment Bank, HSBC Purchased from: Merrill Lynch

Securities Purchased: The Dow Chemical Company 4.125% due 11/15/2021 Purchase/Trade Date: 11/4/2011
Offering Price of Shares: $99.603
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $165,000
Percentage of Offering Purchased by Fund:  0.013
Percentage of Fund's Total Assets: 0.26
Brokers: BofA Merrill Lynch, Citigroup, Mizuho Securities, Morgan Stanley, ING, Mitsubishi UFJ Securities, RBS, Santander, SMBC Nikko, Standard Chartered Bank, The Williams Capital Group, L.P., Ramirez & Co., Inc., Banca IMI
Purchased from: Merrill Lynch

Securities Purchased: Amgen Inc. 2.500% due 11/15/2016
Purchase/Trade Date: 11/7/2011
Offering Price of Shares: $99.897
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $90,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.14
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Mitsubishi UFJ Securities, UBS Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased: Amgen Inc. 3.875% due 11/15/2021
Purchase/Trade Date: 11/7/2011
Offering Price of Shares: $99.720
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.05
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Mitsubishi UFJ Securities, UBS Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased: Teva Pharmaceutical Finance IV 3.650% due 11/10/2021 Purchase/Trade Date: 11/7/2011
Offering Price of Shares: $99.635
Total Amount of Offering: $875,000,000
Amount Purchased by Fund: $215,000
Percentage of Offering Purchased by Fund:  0.025
Percentage of Fund's Total Assets: 0.34
Brokers: Barclays Capital, BNP Paribas, Citigroup, Credit Suisse, Goldman, Sachs & Co., HSBC, J.P. Morgan, Morgan Stanley
Purchased from: Goldman Sachs

Securities Purchased: Simon Property Group LP, 4.125% due 12/1/2021 Purchase/Trade Date: 11/10/2011
Offering Price of Shares: $99.689
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.08
Brokers: Bof A Merrill Lynch, Citigroup, JP Morgan, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, Mitsubishi UFJ Securities, RBC Capital Markets, SMBC Nikko, SunTrust Robinson Humphrey, US Bancorp Purchased from: Merrill Lynch

Securities Purchased: Ecolab Inc. 3.00% due 12/8/2016
Purchase/Trade Date: 12/5/2011
Offering Price of Shares: $99.802
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $90,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.14
Brokers: RBS, US Bancorp, Citigroup, BNP Paribas, RBC, UniCredit Capital Markets, ING, The Williams Capital Group, L.P.
Purchased from: Merrill Lynch

Securities Purchased: Ecolab Inc. 4.350% due 12/8/2021
Purchase/Trade Date: 12/5/2011
Offering Price of Shares: $99.936
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.06
Brokers: Mitsubishi UFJ Securities, SMBC Nikko, Citigroup, BNP Paribas, RBC, UniCredit Capital Markets, ING, The Williams Capital Group, L.P. Purchased from: Merrill Lynch

Securities Purchased: Gilead Sciences Inc. 5.650% due 12/1/2041 Purchase/Trade Date: 12/6/2011
Offering Price of Shares: $99.773
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.12
Brokers: BofA Merrill Lynch, Barclays Capital, Goldman, Sachs & Co., J.P. Morgan, RBC Capital Markets, Wells Fargo Securities, HSBC, Mitsubishi UFJ Securities, Mizuho Securities, SMBC Nikko, US Bancorp Purchased from: Barclays Capital

Securities Purchased: Hewlett-Packard Co. 4.650% due 12/9/2021
Purchase/Trade Date: 12/6/2011
Offering Price of Shares: $99.707
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $165,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.26
Brokers: Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BNP Paribas, BofA Merrill Lynch, Citigroup, Credit Suisse, HSBC, Mizuho Securities, RBS, Wells Fargo Securities
Purchased from: Goldman Sachs

Securities Purchased: ERP Operating LP 4.625% due 12/15/2021
Purchase/Trade Date: 12/7/2011
Offering Price of Shares: $99.619
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $45,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.07
Brokers: Morgan Stanley, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, RBC Capital Markets
Purchased from: Merrill Lynch

Securities Purchased: FHLMC K016 A2 2.9676 due 10/25/2021
Purchase/Trade Date: 12/7/2011
Offering Price of Shares: $100.999
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund:  0.034
Percentage of Fund's Total Assets: 0.48
Brokers: Deutsche Bank Securities, JP Morgan, BofA Merrill Lynch, Credit Suisse, Morgan Stanley, Wells Fargo Securities
Purchased from: Deutsche Bank Securities

Securities Purchased: Sabmiller Holdings Inc. 3.750% due 1/15/2022 Purchase/Trade Date: 1/10/12
Offering Price of Shares: $99.522
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:  0.008
Percentage of Fund's Total Assets: 0.32
Brokers: Barclays Capital, BofA Merrill Lynch, JP Morgan, Morgan Stanley, BBVA, Citigroup, Mitsubishi UFJ Securities, Mizuho Securities, RBS, Santander Global Banking and Markets
Purchased from: Merrill Lynch

Securities Purchased: Valspar Corp. 4.200% due 1/15/2022
Purchase/Trade Date: 1/10/12
Offering Price of Shares: $99.854
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $55,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.09
Brokers: Deutsche Bank Securities, Mitsubishi UFJ Securities, US Bancorp, BofA Merrill Lynch, Goldman, Sachs & Co., Wells Fargo Securities, ANZ Securities, PNC Capital Markets LLC, ING, Lloyds Securities, Comerica Securities, HSBC
Purchased from: Deutsche Bank Securities

Securities Purchased: Rabobank Nederland 3.375% due 1/19/2017
Purchase/Trade Date: 1/11/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $130,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.21
Brokers: Barclays Capital Inc., Credit Suisse Securities (SA) LLC; Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Barclays Capital

Securities Purchased: Aristotle Holding Inc., 2.650% due 2/15/2017 Purchase/Trade Date: 2/6/12
Offering Price of Shares: $99.025
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $90,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.14
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, RBS, BofA Merrill Lynch, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, Scotiabank, SMBC Nikko, SunTrust Robinson Humphrey, Wells Fargo Securities
Purchased from: Credit Suisse Securities

Securities Purchased: BMC Software Inc. 4.250% due 2/15/2022
Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.468
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.08
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, JP Morgan, Barclays Capital, RBC Capital Markets, RBS, Wells Fargo Securities, Credit Suisse, Morgan Stanley, Citigroup
Purchased from: Merrill Lynch

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 2.150% due 3/1/2017 Purchase/Trade Date: 2/8/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund:  0.004
Percentage of Fund's Total Assets: 0.03
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander,
US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from:  Merrill Lynch

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 3.550% due 3/1/2022 Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.747
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $65,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.10
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander,
US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from: JP Morgan

Securities Purchased: Freddie Mac FHLMC 11 K703 K706 A2 2.323% due 10/25/2018 Purchase/Trade Date: 2/9/2012
Offering Price of Shares: $101.498
Total Amount of Offering: $933,000,000
Amount Purchased by Fund: $155,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.25
Brokers: JP Morgan, Barclays Capital, BofA Merrill Lynch, Guggenheim Securities, Morgan Stanley, Wells Fargo Securities
Purchased from: JP Morgan

Securities Purchased: Total Capital International SA 2.875% due 2/17/2022 Purchase/Trade Date: 2/14/12
Offering Price of Shares: $99.948
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets:  0.16
Brokers: BofA Merrill Lynch, Credit Suisse, Morgan Stanley
Purchased from: Credit Suisse Securities

Securities Purchased: Corning Inc. 4.750% due 3/15/2042
Purchase/Trade Date: 2/15/12
Offering Price of Shares: $99.853
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets:  0.08
Brokers: JP Morgan, Wells Fargo Securities, Deutsche Bank Securities, BofA Merrill Lynch, Citigroup, Mitsubishi UFJ Securities
Purchased from: JP Morgan

Securities Purchased: American Honda Finance Corporation 2.125% due 2/28/2017 Purchase/Trade Date: 2/21/12
Offering Price of Shares: $99.995
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets:  0.33
Brokers: Barclays Capital, JP Morgan Securities LLC, RBS Securities Inc., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., SMBC Nikko Capital Markets Limited
Purchased from: JP Morgan

Securities Purchased: DirectTV Holdings LLC 3.800% due 3/15/2022
Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.958
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.12
Brokers: BofA Merrill Lynch, RBS, Deutsche Bank Securities, Goldman, Sachs & Co.,Morgan Stanley, Barclays Capital, Citigroup, Credit Suisse, JP Morgan, UBS Investment Bank, Santander, BBVA, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, HSBS, Lloyds Securities, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased: Koninklijke Philips Electronics 3.750% due 3/15/2022 Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.545
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.16
Brokers: Deutsche Bank Securities, HSBC, JP Morgan, BofA Merrill Lynch, Credit Suisse, BNP Paribas, Citi, ING, Mitsubishi UFJ Securities, Mizuho Securities, Rabo Securities, RBS, Santander, Societe Generale, Standard Chartered Bank
Purchased from: Deutsche Bank Securities

Securities Purchased: Phillips 66 4.300% due 4/1/2022
Purchase/Trade Date: 3/7/2012
Offering Price of Shares: $99.763
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.08
Brokers: Citigroup, Credit Suisse, JP Morgan, RBS, BofA Merrill Lynch, DNB Markets,Mitsubishi UFJ Securities, RBC Capital Markets, BNP Paribas, Deutsche Bank Securities, Lloyds Securities, Mizuho Securities, PNC Capital Markets LLC, Scotiabank, SMBC Nikko
Purchased from: JP Morgan

Securities Purchased: The Coca-Cola Company 1.650% due 3/14/2018
Purchase/Trade Date: 3/9/12
Offering Price of Shares: $99.767
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.25
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, HSBC, UBS Investment Bank, Credit Suisse, JP Morgan, Morgan Stanley, Standard Chartered Bank Purchased from: UBS

Securities Purchased: Volkswagen International Finance NV 2.375% due 3/22/2017 Purchase/Trade Date: 3/19/2012
Offering Price of Shares: $99.355
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $115,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.19
Brokers: BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., Morgan Stanley Purchased from: Merrill Lynch

Securities Purchased: DBN Bank ASA 3.200% due 4/3/2017
Purchase/Trade Date: 3/26/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $205,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.34
Brokers: Barclays, Bank of America Merrill Lynch, Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Goldman Sachs

Securities Purchased: HSBC Holdings PLC 4.000% due 3/30/2022
Purchase/Trade Date: 3/27/2012
Offering Price of Shares: $99.348
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $110,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.18
Brokers: HSBC Securities (USA) Inc., ABN AMRO Bank N.V., ANZ Securities, Inc., BMO Capital Markets Corp., CIBC World Markets Corp., Citigroup Global Markets Inc., Comerica Securities Inc., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC, Danske Markets, Inc., Goldman, Sachs & Co., ING Financial Markets LLC, Lloyds Securities Inc., Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Morgan Stanley & Co. LLC, nabSecurities, LLC, RBC
Capital Markets LLC, RBS Securities Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., SG Americas Securities, LLC, SunTrust Robinson Humphrey, Inc., The Williams Capital Group, L.P., UBS Securities LLC, UniCredit Capital Markets LLC, Wells Fargo Securities, LLC
Purchased from: HSBC Securities

Securities Purchased: Svenska Handelsbanken AB 2.875% due 4/4/2017 Purchase/Trade Date: 3/28/12
Offering Price of Shares: $99.908
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.41
Brokers: Citigroup Global Markets Inc., Goldman, Sachs & Co., JP Morgan Securities LLC, Morgan Stanley & Co. LLC
Purchased from: JP Morgan

Securities Purchased: Barrick Gold Corp. 3.850% due 4/5/2022
Purchase/Trade Date: 3/29/12
Offering Price of Shares: $99.943
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.12
Brokers: Citigroup, JP Morgan, Morgan Stanley, RBC Capital Markets, BMO Capital Markets, CIBC, HSBC, Scotiabank, TD Securities, UBS Investment Bank, Barclays, BNP Paribas, Deutsche Bank Securities, Goldman, Sachs & Co., BofA Merrill Lynch, RBS
Purchased from: JP Morgan